Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-13552, No. 333-07182, No. 333-06986 and No. 333-54232 on Form F-3 of Banco Bilbao Vizcaya Argentaria, S.A. of our report dated February 3, 2004 except for the Note 32 as to which the date is June 29, 2004, appearing in this Annual report on Form 20-F of Banco Bilbao Vizcaya Argentaria (the “Bank”) for the year ended December 31, 2003.

/s/    DELOITTE & TOUCHE ESPAÑA, S.L.

DELOITTE & TOUCHE ESPAÑA, S.L.

Madrid, Spain

June 29, 2004